UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐ Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
NUVEEN CHURCHILL DIRECT LENDING CORP.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION DATED NOVEMBER 16, 2023

Nuveen Churchill Direct Lending Corp.
375 Park Avenue, 9th Floor
New York, New York 10152

[ ], 2023

Dear Shareholder:

You are cordially invited to participate in a Special Meeting of Shareholders (the “Meeting”) of Nuveen Churchill Direct Lending Corp. (the “Company”) to be held on December 14, 2023 at 2:30 p.m., Eastern Time. The Meeting will be held in a virtual meeting format setting only. You can participate in the Meeting, vote and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/CHURCHILL2023SM and entering your control number on your proxy card or voting instruction form.
The Notice of Special Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to approve:

1.an amended and restated investment advisory agreement by and between the Company and Churchill DLC Advisor LLC (the “Adviser”);

2.an investment sub-advisory agreement by and among the Adviser, Churchill Asset Management LLC and Nuveen Asset Management, LLC, acting through its leveraged finance division, to manage certain of the Company’s liquid investments; and

3.a proposal to authorize the Company, subject to the approval of the Company’s board of directors, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in this proxy statement.

Details of the business to be conducted at the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to shareholders’ questions. The Company's board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Meeting. It is important that your shares be represented at the Meeting. If you are unable to participate in the Meeting during the scheduled time, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card.
We look forward to your participation in the Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely Yours,
/s/ Kenneth Kencel
Kenneth Kencel
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on December 14, 2023.

Nuveen Churchill Direct Lending Corp.
375 Park Avenue, 9th Floor
New York, New York 10152

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on
December 14, 2023, 2:30 p.m., Eastern Time

To the Shareholders of Nuveen Churchill Direct Lending Corp.:
NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the “Meeting”) of Nuveen Churchill Direct Lending Corp. (the “Company”) will be held on December 14, 2023, at 2:30 p.m., Eastern Time. The Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. It is important to note that shareholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting. You will be able to participate in the Meeting, vote and submit your questions via live audio webcast by visiting www.virtualshareholdermeeting.com/CHURCHILL2023SM. For instructions on how to attend and vote your shares at the Meeting, see the information in the accompanying proxy statement.

The Meeting is being held for the following purposes:
1.to approve an amended and restated investment advisory agreement by and between the Company and Churchill DLC Advisor LLC (the “Adviser”);

2.to approve the investment sub-advisory agreement by and among the Adviser, Churchill Asset Management LLC and Nuveen Asset Management, LLC, acting through its leveraged finance division, to manage certain of the Company’s liquid investments; and

3.to approve a proposal to authorize the Company, subject to the approval of the Company’s board of directors, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in this proxy statement.

You have the right to receive notice of and to vote at the Meeting if you were a shareholder of record at the close of business on November 24, 2023. It is important that all shareholders participate in the affairs of the Company, regardless of the number of shares owned. Accordingly, the Company urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the Meeting. Instructions are shown on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting virtually.
In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Chair of the Meeting will have the authority to adjourn the Meeting without notice and without the vote or approval of the shareholders.

By Order of the Board of Directors,
/s/ John McCally
John McCally
Chief Compliance Officer, Vice President and Secretary
New York, New York

Nuveen Churchill Direct Lending Corp.
375 Park Avenue, 9th Floor
New York, New York 10152

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
December 14, 2023
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Nuveen Churchill Direct Lending Corp. (the “Company,” “we,” “us,” or “our”) for use at a Special Meeting of Shareholders (the “Meeting”) to be held on December 14, 2023, at 2:30 p.m., Eastern Time. The Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. You will be able to participate in the Meeting, vote and submit your questions via live audio webcast by visiting www.virtualshareholdermeeting.com/CHURCHILL2023SM. This proxy statement, the proxy card and the accompanying proxy materials are being mailed to shareholders on or about [ ], 2023. This Proxy Statement also can be accessed online at www.proxyvote.com.
We encourage you to vote your shares, either by voting virtually at the Meeting, by telephone, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or by telephone or through the Internet, vote and authorize a proxy (as described below) and the Company receives your vote in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on your signed proxy card, the shares covered by the proxy card will be voted in accordance with the recommendation of the Board: (i) FOR the approval of the Amended Advisory Agreement (as defined below); (ii) FOR the approval of the NAM Sub-Advisory Agreement (as defined below); and (iii) FOR the proposal to authorize the Company, subject to the approval of the Board, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value (“NAV”) per share, subject to certain conditions as set forth in this proxy statement. Purpose of Meeting
At the Meeting, you will be asked to vote on the following proposals:
1.to approve an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) by and between the Company and Churchill DLC Advisor LLC (f/k/a Nuveen Churchill Advisors LLC) (the “Adviser”);
2.to approve an investment sub-advisory agreement by and among the Adviser, Churchill Asset Management LLC (“Churchill”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”), acting through its leveraged finance division, to manage certain of the Company’s liquid investments (the “NAM Sub-Advisory Agreement”); and
3.to approve a proposal to authorize the Company, subject to the approval of the Board, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current NAV per share, subject to certain conditions as set forth in this proxy statement.
Record Date and Voting Securities
The Board has fixed the close of business on November 24, 2023 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. There were [ ] shares outstanding as of the Record Date.
Quorum Required
A quorum must be present at the Meeting for any business to be conducted. A majority of the Company's outstanding shares of common stock entitled to be cast as of the Record Date must be present or represented by proxy at the Meeting to have a quorum. Abstentions will be treated as shares present for quorum purposes. If a beneficial owner does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner’s shares, and accordingly such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, abstentions are not counted as votes cast.
The Chair of the Meeting will have the authority to adjourn the Meeting from time-to-time without notice and without the vote or approval of the shareholders.
Voting
The Company will be hosting the Meeting live via audio webcast. Any shareholder as of the Record Date can attend the Meeting live online at www.virtualshareholdermeeting.com/CHURCHILL2023SM. If you were a shareholder as of the Record Date, or you hold a valid proxy for the Meeting, you can vote at the Meeting. A summary of the information you need to attend the Meeting online is provided below:

Attending the Meeting Virtually. The Company will be hosting the Meeting via live audio webcast. Any shareholder as of the Record Date can participate in the Meeting live online at www.virtualshareholdermeeting.com/CHURCHILL2023SM. If you were a shareholder as of the Record Date, or you hold a valid proxy for the Meeting, you can vote at the Meeting. A summary of the information you need to attend the Meeting online is provided below:

•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/CHURCHILL2023SM.

•Assistance with questions regarding how to attend and participate via the Internet will be provided at TFN: [ ] / International [ ], 30 minutes before the start of the virtual Meeting.

•Webcast starts at 2:30 p.m., Eastern Time.

•You will need your control number located on your proxy card to enter the Meeting.

•Shareholders may submit questions while attending the Meeting via the Internet.

To attend and participate in the Meeting, you will need the control number located on your proxy card. If you lose your control number, you may join the Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Meeting login page.

Voting by Proxy through the Internet. You may authorize a proxy through the Internet using the web address included in your proxy card. Authorizing a proxy through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the Internet link.

Voting by Proxy by Telephone. You may authorize a proxy by telephone by using the telephone number included in your proxy card and following the instructions provided in your proxy card. Authorizing a proxy by telephone requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call.

Voting by Proxy through the Mail. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;

•date and sign the proxy card;

•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on December 13, 2023.
If you hold shares through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares through a broker, bank or other nominee and you want to participate in the Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Meeting. If a beneficial owner does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner’s shares.
You may receive more than one proxy statement and proxy card or voting instructions form if your shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those shares held in the applicable account. If you hold shares in more than one account, you must provide voting instructions as to all your accounts to vote all your shares.
Revocability of Proxies
A Shareholder may revoke any proxy by attending the Meeting and voting or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company. Any shareholder of record participating in the Meeting may vote at such time whether or not he or she has previously voted his or her shares. Shareholders have no appraisal or dissenters’ rights in connection with the proposal described herein.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 – Approval of the Amended Advisory Agreement
Affirmative vote of “a majority of the outstanding voting securities” entitled to vote at the Meeting. For this purpose, the 1940 Act defines “a majority of the outstanding voting securities” as (a) 67% or more of the shares of common stock present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of common stock are present or represented by proxy, or (b) 50% of the outstanding shares of common stock, whichever is less.
		No	Abstentions and broker non-votes will have the effect of a vote against the proposal.

Proposal 2 – Approval of the NAM Sub-Advisory Agreement
Affirmative vote of “a majority of the outstanding voting securities” entitled to vote at the Meeting. For this purpose, the 1940 Act defines “a majority of the outstanding voting securities” as (a) 67% or more of the shares of common stock present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of common stock are present or represented by proxy, or (b) 50% of the outstanding shares of common stock, whichever is less.
		No	Abstentions and broker non-votes will have the effect of a vote against the proposal.

Proposal 3 – Approval of a proposal to authorize the Company, subject to the approval of the Board, to sell or otherwise issue shares during the next year at a price below the Company’s then current NAV per share, subject to certain conditions as set forth in this proxy statement	Affirmative vote of a “majority of the outstanding voting securities” of the Company that are not held by affiliated persons of the Company. For this purpose, the 1940 Act defines “a majority of the outstanding voting securities” as (a) 67% or more of the shares of common stock present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of common stock are present or represented by proxy, or (b) 50% of the outstanding shares of common stock, whichever is less.	No	Abstentions and broker non-votes will have the effect of a vote against the proposal.
Proxies for the Meeting
The named proxies for the Meeting are Kenneth Kencel, Shai Vichness and John McCally (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Meeting in their judgment.
Information Regarding this Solicitation
The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing and mailing this Proxy Statement and any requested proxy materials to shareholders. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mail, directors or officers of the Company and/or officers or employees of the Adviser may solicit proxies in person and/or by telephone, electronic mail or other electronic means from the Company’s shareholders. No additional compensation will be paid to directors, officers or regular employees of the Company or the Adviser for such services. The Adviser is located at 375 Park Avenue, 9th Floor, New York, New York 10152.

Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of meetings of shareholders and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares held by a broker or custodian, may request a printed set of proxy materials. The enclosed proxy card contains instructions on how you can elect to receive a printed copy of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares, and the executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on [ ] shares outstanding as of the Record Date. Ownership information for those persons who beneficially own 5% or more of our shares is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.
To our knowledge, except as indicated in the footnotes to the table, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power. The Company’s directors are divided into two groups — interested directors and independent directors. Independent directors are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company (the “Independent Directors”).

Name and Address	Number of Shares Owned	Percentage of Class Outstanding
5% Owners
Teachers Insurance and Annuity Association of America (1)	[ ]	[ ]%
Kuvare Insurance Services LP (2)	[ ]	[ ]%
Cresset Partners BDC Fund II LLC (3)	[ ]	[ ]%
Cresset Partners BDC Fund I, LLC (3)	[ ]	[ ]%
Steven G. Segal(4)	[ ]	[ ]%
Interested Directors
Kenneth Kencel (5)	[ ]	*
Michael Perry (6)	[ ]	*
Independent Directors	[ ]
Reena Aggarwal (7)	[ ]	*
David Kirchheimer	[ ]	*
Kenneth Miranda (8)	[ ]	*
Stephen Potter (9)	[ ]	*
James Ritchie	[ ]	*
Executive Officers	[ ]
Shai Vichness (10)	[ ]	*
John McCally(11)	[ ]	*
Marissa Short	[ ]	*
All officers and directors as a group (10 persons) (12)	[ ]	*
_________________
*Less than 1%
(1)The address of Teachers Insurance and Annuity Association of America (“TIAA”) is 730 Third Avenue, New York, NY 10017. In connection with the Company's formation, the Company issued and sold 50 shares to TIAA for an aggregate purchase price of $1,000. Immediately prior to the Company’s election to be regulated as a business development company (“BDC”) under the 1940 Act, Nuveen Churchill BDC SPV I LLC, a wholly owned subsidiary of the Company (“SPV I”), acquired all of the economic equity interests (the “Merger”) of Churchill Middle Market CLO V Ltd. (the “Predecessor Entity”), a Cayman exempt limited company managed as a collateralized loan obligation vehicle that was managed by Nuveen Alternatives Advisors LLC and sub-advised by Churchill. In connection with the consummation of the Merger, and prior to our election to be regulated as a BDC under the 1940 Act, the Company issued 3,310,540 shares to TIAA in exchange for all of the outstanding preference shares of the Predecessor Entity, which was then merged into SPV I, as a result of which the Predecessor Entity became our wholly owned consolidated subsidiary (through its successor-in-interest, SPV I). On May 20, 2022, SPV I changed its name to Churchill NCDLC CLO-I, LLC.
(2)The address of Kuvare Insurance Services LP is 55 W. Monroe St., Suite 1930, Chicago, IL 60641.
(3)The address of Cresset Partners BDC Fund I, LLC and Cresset Partners BDC Fund II, LLC is 444 W. Lake St. Ste. 4700, Chicago, IL 60606.
(4)The address for Steven G. Segal is 50 Wachusett Road, Chestnut Hill, MA 02467. Mr. Segal holds [ ] shares directly, [ ] shares directly in his IRA account, [ ] shares indirectly through his wife’s IRA account, [ ] shares through the RLS Segal Family Trust, [ ] shares through the Segal Family Descendants Trust [ ] shares through the Seven G. Segal 1995 Irrevocable Trust.
(5)Mr. Kencel holds all of his shares indirectly through a joint account, pursuant to which he has shared voting and dispositive power. All of Mr. Kencel’s shares of our common stock are pledged as security in a margin loan account. The Adviser consented to such pledge in accordance with the Company’s subscription agreement.
(6)Mr. Perry holds all of his shares indirectly through an individual retirement account.
(7)Dr. Aggarwal holds all of her shares indirectly through Aggarwal LLC, of which she is CEO and retains sole voting and dispositive power with respect to such shares.
(8)All of Mr. Miranda’s shares are pledged as security in a margin loan account. The Adviser consented to such pledge in accordance with the Company’s subscription agreement.
(9)Mr. Potter holds all of his shares directly through a trust.
(10)All of Mr. Vichness’s shares are pledged as security in a margin loan account. The Adviser consented to such pledge in accordance with the Company’s subscription agreement.
(11)Mr. McCally holds all of his shares indirectly through a joint account, pursuant to which he has shared voting and dispositive power.
(12)The address for each of the directors and officers of the Company is c/o Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152.

The table below shows the dollar range of our equity securities and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or Over $100,000.

Name	Dollar Range of Equity Securities Beneficially Owned (1)(2)
Interested Directors
Kenneth Kencel	Over $100,000
Michael Perry	Over $100,000
Independent Directors
Reena Aggarwal	Over $100,000
David Kirchheimer	Over $100,000
Kenneth Miranda	Over $100,000
Stephen Potter	Over $100,000
James Ritchie	Over $100,000
_________________
(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)Dollar ranges were determined using the number of shares that are beneficially owned as of the Record Date, multiplied by our NAV per share as of September 30, 2023, which was $17.96.

PROPOSAL 1: APPROVAL OF THE AMENDED ADVISORY AGREEMENT
Background
The Adviser currently provides investment advisory services to the Company pursuant to the investment advisory agreement, dated December 31, 2019, between the Company and the Adviser (the “Existing Advisory Agreement”), under which the Adviser has delegated substantially all of its day-to-day portfolio management obligations through a sub-advisory agreement, which was initially entered into on December 31, 2019 and was amended and restated on December 11, 2020, October 7, 2021 and March 8, 2022 (as amended and restated, the “Churchill Sub-Advisory Agreement”), with Churchill. The Adviser has general oversight over the investment process on behalf of the Company, including, but not limited to, asset and liability management. On December 19, 2019, the Board, including all of the Independent Directors, and the sole shareholder of the Company approved the Existing Agreement in connection with the organization of the Company. The Existing Advisory Agreement became effective on December 31, 2019, the date on which the Company elected to be regulated as a BDC under the 1940 Act. Most recently, on October 27, 2023, the Board, including all of the Independent Directors, approved the renewal of the Existing Advisory Agreement in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, the 1940 Act for an additional one-year term expiring on December 31, 2024.

Shareholders of the Company are being asked to consider and vote on a proposal to approve the Amended Advisory Agreement. In that regard, the Board has determined that it would be in the Company’s best interest to effectuate certain changes to the base management fee and incentive fees payable to the Adviser under the Existing Advisory Agreement if the Company lists its shares on a national securities exchange or any listing of the Company's securities on any other public trading market (an “Exchange Listing”). The proposed changes to the fee structure delineated in the Amended Advisory Agreement are described in detail below. The Board met on October 27, 2023, to, among other things, review and approve the Amended Advisory Agreement and recommended that the Company's shareholders approve the Amended Advisory Agreement.
If the Amended Advisory Agreement is approved by the Company’s shareholders, the Amended Advisory Agreement is expected to become effective as of the date on which the Company completes an Exchange Listing. If the Amended Advisory Agreement is not approved by the Company’s shareholders, the Existing Advisory Agreement will continue in effect, and the Board will consider various alternatives, including seeking subsequent approval of a new investment advisory agreement by the Company’s shareholders.
Information Regarding the Adviser
Churchill is the managing member and controlling person of the Adviser. Both the Adviser and Churchill are investment advisers registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are controlled by Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of TIAA, a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and the companion organization of College Retirement Equities Fund. TIAA is the ultimate parent of the Adviser, Churchill and Nuveen. The address of the Adviser and Churchill is 375 Park Avenue, 9th Floor, New York, NY 10152. The address of Nuveen is 333 W. Wacker Dr., Chicago, IL 60606. The address of TIAA is 730 3rd Avenue, 6th Floor, New York, NY 10017.
Interests of Certain Persons in the Approval of the Amended Advisory Agreement
Certain of the Company’s executive officers and the interested directors of the Board are also officers and employees of the Adviser, Churchill, and Nuveen. Kenneth Kencel, our President and Chief Executive Officer and Chairman of our Board, is also the President and Chief Executive Officer of the Adviser and Churchill and a member of Churchill’s Joint Investment Committee. Michael Perry, a member of the Board, is also the Head of Client Global Group at Nuveen. Shai Vichness, our Chief Financial Officer and Treasurer, also serves as the Chief Financial Officer of Churchill and the Adviser and is a member of Churchill’s Senior Lending Investment Committee. John McCally, our Chief Compliance Officer, Vice President, and Secretary, is also a Senior Managing Director and General Counsel of Churchill. Marissa Short, our Controller, is also a Managing Director and Funds Controller of Churchill. All of the Company’s executive officers and the interested directors of the Board, directly and indirectly, beneficially own [ ]% of the Company’s issued and outstanding shares as of the Record Date. TIAA, directly and indirectly, beneficially owns [ ]% of the Company’s issued and outstanding shares as of the Record Date.
Summary of Changes in the Amended Advisory Agreement

The Board has approved, and recommends to the shareholders of the Company that they approve, the Amended Advisory Agreement. Among other changes, the Amended Advisory Agreement amends the Existing Advisory Agreement as follows:
•reduces the base management fee payable by the Company to the Adviser (the “Base Management Fee”) following an Exchange Listing from an annual rate of 1.25% of Average Total Assets (as defined below) to an annual rate of 0.75% of Average Total Assets for the first five quarters beginning with the calendar quarter in which an Exchange Listing is consummated, and thereafter, the base management fee will step up to 1.00% of Average Total Assets;

•waives both the Income Incentive Fee (as defined below) and the Capital Gains Incentive Fee (as defined below) for the first five quarters beginning with the calendar quarter in which an Exchange Listing is consummated;
•the calculation of the Income Incentive Fee will be subject to a “three-year look back”;
•the Income Incentive Fee will be subject to a cap (the “Incentive Fee Cap”) equal to the difference between (x) 15% of the Cumulative Pre-Incentive Fee Net Return (as defined below) in respect of the current calendar quarter and the eleven preceding calendar quarters (or, if fewer, the number of calendar quarters beginning with the calendar quarter in which an Exchange Listing is consummated) (such period, the “Trailing Twelve Quarters”) and (y) the aggregate Income Incentive Fees that were paid to the Adviser by the Company in respect of the first eleven calendar quarters (or, if fewer, the number of calendar quarters beginning with the calendar quarter in which an Exchange Listing is consummated) included in the relevant Trailing Twelve Quarters; and

•the calculation of the Capital Gains Incentive Fee will include cumulative aggregate realized capital gains and cumulative aggregate realized capital losses from the beginning of the calendar quarter in which the Exchange Listing is consummated.

If approved, the Adviser will continue to provide the same services to the Company pursuant to the Amended Advisory Agreement as it currently provides pursuant to the Existing Advisory Agreement. The terms summarized above are discussed in greater detail below. You should refer to the form of the Amended Advisory Agreement attached hereto as Annex A for its complete terms.

1. Base Management Fee
Existing Advisory Agreement
Under the Existing Advisory Agreement, prior to any Exchange Listing, the Base Management Fee is calculated and payable quarterly in arrears at an annual rate of 0.75% of average total assets, excluding cash and cash equivalents and undrawn capital commitments and including assets financed using leverage (“Average Total Assets”), at the end of the two most recently completed calendar quarters. For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment.
Under the Existing Advisory Agreement, following an Exchange Listing, the Base Management Fee will be calculated at an annual rate of 1.25% of Average Total Assets.
Amended Advisory Agreement
The Amended Advisory Agreement does not change the Base Management Fee payable to the Adviser prior to an Exchange Listing.
For the first five quarters beginning with the calendar quarter in which an Exchange Listing is consummated, the Base Management Fee will be calculated at an annual rate of 0.75% of Average Total Assets at the end of the two most recently completed calendar quarters, and thereafter, the Base Management Fee will step up to 1.00% of Average Total Assets.
2. Incentive Fee Waiver
Existing Advisory Agreement
Under the Existing Advisory Agreement, both prior to and following the consummation of an Exchange Listing, there is no waiver of either the Income Incentive Fee or the Capital Capital Gains Incentive Fee.

Amended Advisory Agreement

Under the Amended Advisory Agreement, the Adviser will waive both the Income Incentive Fee and the Capital Gains Incentive Fee for the first five quarters beginning with the calendar quarter in which an Exchange Listing is consummated.

3. Income Incentive Fee

a. Implementation of Three-Year Lookback

Existing Advisory Agreement

Under the Existing Advisory Agreement, prior to an Exchange Listing, the Company will pay no Income Incentive Fee to the Adviser.

Following an Exchange Listing, the Company will pay the Adviser an incentive fee in each calendar quarter based on the Company’s Pre-Incentive Fee Net Investment Income (as defined below) for the preceding quarter (the “Income Incentive Fee”). The Income Incentive Fee will be calculated and payable quarterly in arrears based on the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the relevant calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, any expenses payable under the Company’s administration agreement with Churchill BDC Administration LLC, and any interest expense and dividends paid on any outstanding preferred shares, but excluding the Income Incentive Fee or Capital Gains Incentive Fee). Pre-Incentive Fee Net Investment Income will include, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind interest, preferred shares with payment-in-kind dividends and zero-coupon securities, accrued income that the

Company has not yet received in cash. Pre-Incentive Fee Net Investment Income will not include any realized capital gains, realized capital losses or unrealized capital gains or losses.

Pursuant to the Existing Advisory Agreement, following an Exchange Listing, the Company will pay the Adviser an Income Incentive Fee in each calendar quarter as follows:

•no incentive fee in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.50% (6.0% annually);

•100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 1.76% in any calendar quarter following an Exchange Listing. The Company refers to this portion of the Company’s Pre-Incentive Fee Net Investment Income as the “catch-up” provision. Following an Exchange Listing, the catch-up is meant to provide the Adviser with 15% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter; and

•15% of the amount of Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.76% in any calendar quarter following an Exchange Listing.

Amended Advisory Agreement

Pursuant to the Amended Advisory Agreement, following the expiration of the fee waiver, the Income Incentive Fee will be calculated, subject to the Incentive Fee Cap (as described below), based on the amount by which (A) aggregate Pre-Incentive Fee Net Investment Income in respect of the Trailing Twelve Quarters exceeds (B) the hurdle rate of 1.50% for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” The Income Incentive Fee that is paid to the Adviser in respect of a particular calendar quarter will equal the Excess Income Amount less the aggregate Income Incentive Fees that were paid to the Adviser in the preceding eleven calendar quarters (or, if fewer, the number of calendar quarters beginning with the calendar quarter in which an Exchange Listing is consummated) comprising the relevant Trailing Twelve Quarters.

From the beginning of the calendar quarter in which the Exchange Listing occurs, the Income Incentive Fee for each calendar quarter will be determined as follows:

•no Income Incentive Fee will be payable to the Adviser for any calendar quarter for which there is no Excess Income Amount;

•100% of the aggregate Pre-Incentive Fee Net Investment Income in respect of the Trailing Twelve Quarters with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate of 1.50%, but is less than or equal to an amount, which the Company refers to as the “catch-up amount,” determined as the sum of 1.7647% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters; and

•15% of the aggregate Pre-Incentive Fee Net Investment Income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount.

b. Implementation of Incentive Fee Cap
Existing Advisory Agreement
Under the Existing Advisory Agreement, both prior to and following the consummation of an Exchange Listing, there is no cap on the Income Incentive Fee payable to the Adviser based on the Company’s historical Pre-Incentive Fee Net Investment Income.
Amended Advisory Agreement
Under the Amended Advisory Agreement, following the expiration of the fee waiver, the Income Incentive Fee for a particular quarter will be subject to the Incentive Fee Cap. The Incentive Fee Cap will be equal to the difference between (x) 15% of the Cumulative Pre-Incentive Fee Net Return over the Trailing Twelve Quarters and (y) the aggregate Income Incentive Fee that were paid to the Adviser by the Company in respect of the first eleven calendar quarters (or, if fewer, the number of calendar quarters beginning with the calendar quarter in which an Exchange Listing is consummated) included in the relevant Trailing Twelve Quarters.

“Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters, beginning with the calendar quarter in which an Exchange Listing is consummated, means (x) the Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters less (y) any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no Income Incentive Fee to the Adviser in respect of that quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Income Incentive Fee that is payable to the Adviser for such quarter calculated as described above, the Company will pay an Income Incentive Fee to the Adviser equal to the Incentive Fee Cap in respect of such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Income Incentive Fee that is payable to the Adviser for such quarter calculated as described above, the Company will pay an Income Incentive Fee to the Adviser equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period, beginning with the calendar quarter in which the Exchange Listing is consummated, means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in respect of such period and (ii) aggregate capital gains, whether realized or unrealized, in respect of such period.
Examples of the Income Incentive Fee calculation under the Amended Advisory Agreement are set forth in Annex B. Such examples are included for illustrative purposes only and are not considered part of the Existing Advisory Agreement or the Amended Advisory Agreement.
4. Capital Gains Incentive Fee
Existing Advisory Agreement
Under the Existing Advisory Agreement, prior to an Exchange Listing, the Company will pay no Capital Gains Incentive Fee to the Adviser.
Following an Exchange Listing, a capital gains incentive fee will be payable to the Adviser, and will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Existing Advisory Agreement, as of the termination date), and equals 15% of the Company’s realized capital gains as of the end of the fiscal year following an Exchange Listing (the “Capital Gains Incentive Fee”). In determining the Capital Gains Incentive Fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company's inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the amortized cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the amortized cost of such investment since the Company's inception. Aggregate unrealized capital aggregate amount of any Capital Gains Incentive Fees paid in respect of the Company’s portfolio in all prior years following an Exchange Listing.
Amended Advisory Agreement

Following the expiration of the fee waiver, in determining the Capital Gains Incentive Fee payable to the Adviser under the Amended Advisory Agreement, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses from the beginning of the calendar quarter in which the Exchange Listing is consummated. Other than the foregoing amendment, there are no changes to the rate of the Capital Gains Incentive Fee following an Exchange Listing.
Other than the changes to the fee structure as reflected above, no other material provisions of the Existing Advisory Agreement will change. No changes are proposed to be made to the Churchill Sub-Advisory Agreement.
The table below is intended to reflect hypothetical fees that would have been payable if the Amended Advisory Agreement had been in effect as of January 1, 2022, replacing the Existing Advisory Agreement. In that regard, the table below reflects pro forma fees that would have been paid under the Existing Advisory Agreement, as well as pro forma fees that would have been paid under the Amended Advisory Agreement, not giving effect to the fee waiver contemplated by the Amended Advisory Agreement. Since these figures are hypothetical and have not been incurred by the Company, they do not correlate to the Company’s financial statements.

Year Ended December 31, 2022	Pro Forma Fees Payable under the Existing Advisory Agreement	Pro Forma Fees Payable under the Amended Advisory Agreement	(Decrease)/ Increase	Per Share (Decrease)/ Increase[1]	Percentage (Decrease)/ Increase
(dollar amounts in thousands)
Base Management Fee	$12,439	$9,951	$(2,488)	(0.11)	(20)%
Income Incentive Fee	6,819	2,593	(4,226)	(0.18)	(62)%
Capital Gains Incentive Fee	—	—	—	—	—%
Total	$19,258	$12,544	$(6,714)	(0.29)	(35)%
_________________
1 The per share data was derived by using the weighted average shares of 23,279,341 outstanding for the year ended December 31, 2022.
Board Consideration of the Amended Advisory Agreement
The Board, including all of the Independent Directors, unanimously approved the Amended Advisory Agreement on October 27, 2023.

In evaluating the Amended Advisory Agreement, the Board reviewed certain materials furnished by the Adviser relevant to its decision. Those materials included a copy of the Amended Advisory Agreement; a memorandum from legal counsel to the Independent Directors outlining the legal principles that are applicable to consideration of the approval of the Amended Advisory Agreement by the Board; the Adviser’s response to certain questions to assist in the Board’s consideration of the approval of the Amended Advisory Agreement; and other supporting documents and attachments. At the meeting held on October 27, 2023, representatives of the Adviser and Churchill discussed the Amended Advisory Agreement with the Board, and indicated that, as a result of the amendment, there would be no change to the advisory services provided to the Company.

In its consideration of the Amended Advisory Agreement, the Board focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser; (b) the investment performance of the Company and the Adviser; (c) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (d) the Company’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (e) any existing and potential sources of indirect income to the Adviser and its affiliates from their relationships with the Company and the profitability of those relationships; (f) information about the services to be performed and the personnel who will be performing such services under the Amended Advisory Agreement; (g) the organizational capability and financial condition of the Adviser and its affiliates; (h) possible economies of scale arising from the Company’s size and/or anticipated growth; and (i) possible alternative fee structures or bases for determining fees.
The Independent Directors met in executive session with legal counsel regarding the approval of the Amended Advisory Agreement. Based on the information reviewed and discussions held with respect to each of the foregoing items, the Independent Directors concluded that the compensation payable to the Adviser under the Amended Advisory Agreement was reasonable in relation to the services to be provided by the Adviser to the Company in the event of an Exchange Listing. In particular, the Independent Directors noted that the nature, quality, and extent of the advisory services currently being provided by the Adviser to the Company were satisfactory and that the services were not expected to change under the Amended Advisory Agreement. The Independent Directors concluded that the investment performance of the Company since its election to be regulated as a BDC in December 2019 had been satisfactory when compared to that of comparable BDCs. The Independent Directors also noted that the proposed advisory fees and operating expenses to be paid under the Amended Advisory Agreement is competitive with comparable BDCs in the market and one of the lowest priced BDC in the market, and that the Adviser and its affiliates did not and would not receive any indirect income from the Company apart from advisory fees and administrator expenses. The Independent Directors concluded that the organizational capability and financial condition of the Adviser and its affiliates were adequate. Finally, the Independent Directors decided not to consider alternative fee structures as the proposed fee structure under the Amended Advisory Agreement was consistent with that of other BDCs.

After these deliberations, the Board, including all of the Independent Directors, approved the Amended Advisory Agreement as being in the best interests of the Company and its shareholders. The Board then directed that the Amended Advisory Agreement be submitted to the Company’s shareholders for approval with the Board’s recommendation that shareholders vote to approve the Amended Advisory Agreement.

The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Principal Executive Offices
The principal executive office of each of the Company and the Adviser is 375 Park Avenue, 9th Floor, New York, NY 10152.
THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDED ADVISORY AGREEMENT.

PROPOSAL 2: APPROVAL OF THE NAM SUB-ADVISORY AGREEMENT
Background
The Adviser currently provides investment advisory services to the Company pursuant to the Existing Advisory Agreement, under which the Adviser has delegated substantially all of its day-to-day portfolio management obligations through the Churchill Sub-Advisory Agreement. The Adviser and Churchill wish to engage their affiliate, Nuveen Asset Management, acting through its leveraged finance division, to manage certain of our Liquid Investments (as defined below).

The Company's shareholders are being asked to consider and vote on a proposal to approve the NAM Sub-Advisory Agreement, pursuant to which Nuveen Asset Management may manage a portion of the Company’s portfolio consisting of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”). The Company typically refers to an investment as liquid if the investment is, or we expect it to be, actively traded (with a typical settlement period of one month with respect to broadly syndicated loans). The percentage of the Company's portfolio allocated to the Liquid Investments strategy managed by Nuveen Asset Management will be managed by and be at the discretion of Churchill.

The Board met on October 27, 2023, to, among other things, review and approve the NAM Sub-Advisory Agreement, and recommended that the Company’s shareholders approve the NAM Sub-Advisory Agreement. If the NAM Sub-Agreement is approved by the Company’s shareholders, the NAM Sub-Advisory Agreement is expected to become effective as of the date on which the Company completes an Exchange Listing.
A copy of the NAM Sub-Advisory Agreement is attached to this Proxy Statement as Annex C. You should read the NAM Sub-Advisory Agreement in its entirety. The description in this Proxy Statement of the NAM Sub-Advisory Agreement is only a summary.
Information Regarding Nuveen Asset Management and the NAM Sub-Advisory Agreement
Nuveen Asset Management is registered as an investment adviser under the Advisers Act. The terms of the NAM Sub-Advisory Agreement will provide Nuveen Asset Management with broad delegated authority to oversee the Company’s Liquid Investment allocation, subject to Churchill's direction and supervision. Nuveen Asset Management’s services under the NAM Sub-Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired. Nuveen Asset Management provides similar services to affiliates of the Company, including Nuveen Churchill Private Capital Income Fund, a BDC.

Nuveen Asset Management is a subsidiary of Nuveen Fund Advisors, LLC, which is a subsidiary of Nuveen. Nuveen is the investment management arm of TIAA. TIAA constitutes the ultimate principal owner of Nuveen Asset Management.

Advisory Fees

On behalf of the Adviser, Churchill will pay Nuveen Asset Management monthly in arrears, 0.375% of the daily weighted average principal amount of the Liquid Investments managed by Nuveen Asset Management pursuant to the NAM Sub-Advisory Agreement. Fees payable to Nuveen Asset Management will be borne entirely by Churchill, and will not be directly incurred by the Company.
Expenses
All professionals of Nuveen Asset Management, when and to the extent engaged in providing investment advisory and management services to the Company, and the compensation and routine overhead expenses of personnel allocable to these services to the Company are, and will continue to be, provided and paid for by Nuveen Asset Management and not by the Company.
Limitations of Liability and Indemnification
The NAM Sub-Advisory Agreement provides that the Adviser and Churchill will indemnify Nuveen Asset Management and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with Nuveen Asset Management) (collectively, the “Indemnified Parties”), for any liability, losses, damages, costs and expenses, including reasonable attorneys’ fees and amounts reasonably paid in settlement, except to the extent arising out of the Indemnified Parties’ willful malfeasance, bad faith, or gross negligence, in the performance their duties, or by reason of reckless disregard of their obligations and duties under the NAM Sub-Advisory Agreement.
Term, Continuance and Termination
The NAM Sub-Advisory Agreement provides that it will remain in effect for two (2) years from its effective date, and thereafter from year-to-year, subject to approval by the Board or a vote of a majority of the outstanding voting securities of the Company and by approval of a majority of the Independent Directors. The NAM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by (a) the Adviser or Churchill, if the Board or an affirmative vote of a majority of the Company’s outstanding voting securities determines that the NAM Sub-Advisory Agreement should be terminated, or (b) Nuveen Asset Management.
Interests of Certain Persons in the Approval of the NAM Sub-Advisory Agreement
Certain of the Company’s executive officers and the interested directors of the Board are also officers and employees of the Adviser, Churchill, and Nuveen, which are affiliates of Nuveen Asset Management. Kenneth Kencel, our President and Chief Executive Officer and Chairman of our Board, is also the President and Chief Executive Officer of Churchill and a member of Churchill’s Senior Lending Investment Committee. Michael Perry, a member of the Board, is the Head of Client Global Group at Nuveen, and is also an officer of Nuveen Asset Management. Shai Vichness, our Chief Financial Officer and Treasurer, also serves as Churchill’s Chief Financial Officer and is a member of Churchill’s Senior Lending Investment Committee. John McCally, our Chief Compliance Officer, Vice President, and Secretary, is a Senior Managing Director and General Counsel of Churchill, and is also an officer of Nuveen Asset Management. Marissa Short, our Controller, is also a Managing Director and Funds Controller of Churchill.
Board Consideration of the NAM Sub-Advisory Agreement
The Board, including all of the Independent Directors, unanimously approved the NAM Sub-Advisory Agreement on October 27, 2023.
In its consideration of the NAM Sub-Advisory Agreement, the Board focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Company by Nuveen Asset Management; (b) the investment performance of Nuveen Asset Management; (c) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (d) the Company’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (e) any existing and potential sources of indirect income to Nuveen Asset Management and its affiliates from their relationships with the Company and the profitability of those relationships; (f) information about the services to be performed and the personnel who will be performing such services under the NAM Sub-Advisory Agreement; (g) the organizational capability and financial condition of Nuveen Asset Management and its affiliates; (h) possible economies of scale arising from the Company’s size and/or anticipated growth; and (i) possible alternative fee structures or bases for determining fees.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the NAM Sub-Advisory Agreement as being in the best interests of our shareholders.
Principal Executive Office
The principal executive office of Nuveen Asset Management is located at 333 West Wacker Dr., Chicago, IL 60606.
THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NAM SUB-ADVISORY AGREEMENT.

PROPOSAL NO. 3: APPROVAL TO SELL OR OTHERWISE ISSUE SHARES OF COMMON STOCK BELOW NET ASSET VALUE
The Company is a closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. The 1940 Act prohibits the Company from selling its shares at a price below the Company’s then current NAV per share, with certain exceptions. One such exception would permit the Company to sell shares during the next year at a price below the Company’s then current NAV per share if its shareholders approve such a sale and the Company’s directors make certain determinations. Pursuant to this provision, the Company is seeking the approval of its common shareholders so that it may, following an Exchange Listing, in one or more offerings of its common stock, sell shares at a price below its then current NAV per share, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the earlier of the one year anniversary of the date of this Meeting.
Selling or otherwise issuing shares below its then current NAV per share would result in a dilution of the Company’s existing common shareholders. Furthermore, pursuant to this authority, there would be no limit on the discount to NAV at which shares could be sold. See below for a discussion and examples of the dilutive effect of the issuance of shares below NAV.
Reasons to Offer or otherwise Issue Common Stock Below NAV
As a BDC that has elected, currently qualifies, and intends to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes, the Company is dependent on its ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to shareholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of less than 1:1 (or 2:1 if certain requirements are satisfied), which requires the Company to finance its investments with at least as much equity as debt in the aggregate. In connection with our organization, our Board and TIAA (as our initial shareholder) authorized us to adopt the 150% asset coverage ratio. To continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the equity markets enabling it to take advantage of investment opportunities as they arise.
From time to time, global capital markets may experience periods of disruption and instability. For example, the global capital markets have recently encountered volatility associated with concerns about the balance sheets and liquidity needs of banks (especially small and regional banks who may have significant losses associated with investments that make it difficult to fund demands to withdraw deposits). Although the federal government has announced measures to assist these banks and protect depositors, some banks have already been impacted and others may be materially and adversely impacted, causing market instability. In addition, rising interest rates, high rates of inflation, geopolitical events, including Russia’s invasion of Ukraine and the ongoing war in the Middle East, concerns regarding a U.S. and global recession and supply chain disruptions are causing volatility in market conditions. The Company believes that favorable investment opportunities to invest at attractive risk-adjusted returns may be created during such periods of disruption and volatility.
Despite actions of the U.S. federal government and foreign governments, the uncertainty surrounding the liquidity needs of banks, inflation and rising interest rates, supply chain concerns, geopolitical events and other factors have contributed to significant volatility and declines in the global public equity markets and global debt capital markets during certain periods, including the current period. Many BDCs have historically traded below NAV and there can be no assurance that they will trade at prices above NAV in the near term or that the premium at which shares may be valued in the future will be sufficiently large for the Company to issue shares in a future offering above the then current NAV per share, after taking into account expenses and commissions in connection with such offering. When adverse market conditions exist, the Company may not have access to sufficient debt and equity capital in order to take advantage of attractive investment opportunities that are created during these periods. In addition, the debt capital that is available, if any, typically comes at a higher cost, particularly given the current higher interest rate environment, and may be on less favorable terms and conditions. Given the unstable market environment and increased market volatility, shareholder approval of the proposal to sell shares below NAV, subject to the conditions set forth in this Proxy Statement, would provide the Company with maximum flexibility to take advantage of such attractive investment and acquisition opportunities, which typically need to be made expeditiously.
The Board believes that having the flexibility to issue shares below NAV in certain instances is in the best interests of shareholders. If the Company were unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time and continue to pay steady or increasing dividends to shareholders could be adversely affected.
Conditions to Sales Below NAV
The Company will only sell or otherwise issue shares at a price below NAV per share if the following conditions are met:

•the holders of a majority of the Company’s outstanding voting securities, and the holders of a majority of the Company’s outstanding voting securities that are not affiliated persons of the Company, approved the Company’s policy and practice of making such sales of securities at the last annual meeting of shareholders within one year immediately prior to any such sale;

•a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company have determined that any such sale would be in the best interests of the Company and its shareholders; and

•a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the

Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.
Finally, in determining whether or not to sell additional shares at a price below the NAV per share, the Board has a duty to act in the best interests of the Company and its shareholders.
Key Shareholder Considerations
Before voting on this proposal or giving proxies with regard to this matter, common shareholders should consider the dilutive effect of the issuance of shares at less than NAV per share on the NAV per outstanding share of common stock. Any sale of common stock at a price below NAV would result in immediate dilution to existing common shareholders. Since under this proposal shares or securities otherwise issued could be issued at a price that is substantially below the NAV per share, the dilution could be substantial. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a shareholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. If this proposal is approved, the Board may, consistent with its fiduciary duties, approve the sale or otherwise issue shares at any discount to its then current NAV per share; however, the Board will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance and will act in the best interests of the Company and its shareholders in doing so.
The 1940 Act establishes a connection between common share sale price and NAV because, when shares or other specific securities are sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Further, if current shareholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted. For an illustration of the potential dilutive effect of an offering of our common stock at a price below NAV, please see the table below under the heading “Examples of Dilutive Effect of the Issuance of Shares Below NAV.”
Finally, any sale of substantial amounts of our common stock or other securities may adversely affect the NAV per share of our common stock and may adversely affect our ability to obtain future financing in the capital markets. In addition, future sales of our common stock may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors. In the event we were to sell our common stock at prices below NAV for sustained periods of time, such offerings may result in sustained discounts to NAV.
Examples of Dilutive Effect of the Issuance of Shares Below NAV
The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating shareholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Shareholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV), (4) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV) and (5) an offering of 250,000 (25% of the outstanding shares) with the proceeds to the Company at $0.00 per share after offering expenses and commissions (a 100% discount from NAV). Under this proposal, there is no limit on the discount at which the Company may sell its shares.

Dilutive Effect of the Issuance of Shares by Company XYZ Below NAV

		Example 1 5% Offering At 5% Discount		Example 2 10% Offering At 10% Discount		Example 3 20% Offering At 20% Discount		Example 4 25% Offering At 25% Discount		Example 5 25% Offering At 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share	$—	$10.00	—%	$9.47	—%	$8.42	—%	$7.89	—%	$—	—%
Net Offering Proceeds per Share to Issuer	$—	$9.50	—%	$9.00	—%	$8.00	—%	$7.50	—%	$—	—%
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Shareholder
Shares Held by Shareholder A	10,000	10,000	—%	10,000	—%	10,000	—%	10,000	—%	10,000	—%
Percentage Held by Shareholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Shareholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Shareholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—%	$100,000	—%	$100,000	—%	$100,000	—%	$100,000	—%
Total Dilution to Shareholder A (Total NAV Less Total Investment)	$—	($238)	—%	($909)	—%	($3,333)	—%	($5,000)	—%	($20,000)	—%
Per Share Amounts
NAV per Share Held by Shareholder A	$—	$9.98	—%	$9.91	—%	$9.67	—%	$9.50	—%	$8.00	—%
Investment per Share Held by Shareholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10	$10	—%	$10	—%	$10	—%	$10	—%	$10	—%
Dilution per Share Held by Shareholder A (NAV per Share Less Investment per Share)	$—	$—	—%	$—	—%	$—	—%	($1)	—%	($2)	—%
Percentage Dilution to Shareholder A (Dilution per Share Divided by Investment per Share)	$—	$—	(0.24)%	$—	(0.91)%	$—	(3.33)%	$—	(5.00)%	$—	(20.00)%
Required Vote
Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares entitled to vote at the Meeting, and (2) a majority of the outstanding shares entitled to vote at the Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% shareholders. For purposes of this proposal, “a majority of the outstanding shares” is defined in Section 2(a)(42) of the 1940 Act, to be the lesser of: (1) 67% or more of the common stock of the Company present or represented by proxy at the Meeting, if the holders of more than 50% of the Company’s common stock are present or represented by proxy; or (2) more than 50% of the outstanding common stock of the Company. For purposes of the vote on this proposal, abstentions and broker non-votes will have the effect of votes against the proposal, although they will be considered present for purposes of determining the presence of a quorum.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE COMPANY, PURSUANT TO APPROVAL OF THE BOARD, TO SELL OR OTHERWISE ISSUE SHARES DURING THE NEXT YEAR AT A PRICE BELOW THE COMPANY’S THEN CURRENT NAV PER SHARE, SUBJECT TO THE CONDITIONS DESCRIBED HEREIN.

OTHER BUSINESS
Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the Notice of Special Meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Meeting. Should any procedural matter requiring a vote of shareholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such procedural matters.

AVAILABLE INFORMATION
Copies of the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available at the Company’s website (www.churchillam.com/nuveen-churchill-direct-lending-corp/) or without charge, upon request. Please contact Investor Relations by telephone at (212) 478-9237, by email at NCDL-IR@churchillam.com or mail your request to Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING
The Company expects that the 2024 annual meeting of shareholders will be held in May 2024, but the exact date, time, and location of that meeting have yet to be determined.
Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2024 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before December 6, 2023. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer, Vice President and Secretary, John McCally. Our Nominating Committee will review all Shareholder proposals and will make recommendations to the Board for action on such proposals.
Shareholder proposals or director nominations to be presented at the 2024 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than November 6, 2023, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than 5:00 p.m., Eastern Time, on December 6, 2023, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

PRIVACY NOTICE
The following information is provided to help investors understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.

In order to provide you with individualized service, the Company collects certain nonpublic personal information about you from information you provide on your subscription agreement or other forms (such as your address and social security number), and information about your account transactions with the Company (such as purchases of shares and account balances). The Company may also collect such information through your account inquiries by mail, email, telephone or web site.

The Company does not disclose any nonpublic personal information about you to anyone, except as permitted by law. Specifically, so that the Company, the Adviser, Churchill, and Nuveen Asset Management and their affiliates may continue to offer services that best meet your investing needs, the Company may disclose the information we collect, as described above, to companies that perform administrative or marketing services on behalf of the Company, such as transfer agents, or printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.

We will continue to adhere to the privacy policies and practices described in this notice if you no longer hold shares of the Company.

The Company, the Adviser, Churchill, and Nuveen Asset Management maintain internal security procedures to restrict access to your personal and account information to those officers and employees who need to know that information to service your account. The Company maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

Annex A
AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
BETWEEN
NUVEEN CHURCHILL DIRECT LENDING CORP.
AND
CHURCHILL DLC ADVISORS LLC

THIS AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT, dated as of ________, 20___, between NUVEEN CHURCHILL DIRECT LENDING CORP., a Maryland corporation (the “Company”), and CHURCHILL DLC ADVISORS LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a non-diversified, closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Company and the Adviser are parties to the investment advisory agreement, dated December 31, 2019, by and between the Company and the Adviser (the “Prior Agreement”);

WHEREAS, the Company and the Adviser desire to amend and restate the Prior Agreement to change the advisory fees payable to the Adviser in the event of an Exchange Listing (as defined herein);

WHEREAS, the Adviser is willing to provide the investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Board and the Company’s shareholders have approved this amended and restated investment advisory agreement, dated ________, 20___ (this “Agreement”), by and between the Company and the Adviser in accordance with the requirements of the 1940 Act.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Adviser hereby agree as follows:

1. In General.

The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Company with respect to the investment of the Company’s assets and to supervise and arrange for the day-to-day operations of the Company and the purchase of assets for and the sale of assets held in the investment portfolio of the Company.

2. Duties and Obligations of the Adviser with Respect to Investment of Assets of the Company.

(a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Company’s board of directors (the “Board”), the Adviser shall act as the investment adviser to the Company and shall manage the investment and reinvestment of the assets of the Company. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, close, service and monitor the investments that the Company makes; (iv) determine the securities and other assets that the Company will purchase, retain or sell; (v) perform due diligence on prospective portfolio companies; (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds, and (vii), subject to the Company’s policies and procedures, manage the capital structure of the Company, including, but not limited to, asset and liability management. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing or to refinance existing debt financing, the Adviser shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Company through a subsidiary or special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such subsidiary or special purpose vehicle and to make such investments through such subsidiary or special purpose vehicle (in accordance with the 1940 Act). Nothing contained herein shall be construed to restrict
Annex A - 1

the Company’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Company’s shares.

(b) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the 1940 Act, and of any rules or regulations in force thereunder, subject to the terms of any exemptive order applicable to the Company; (ii) any other applicable provision of law; (iii) the provisions of the Company’s Articles of Amendment and Restated (as amended from time to time) and the Company’s Bylaws, as such documents may be amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the Company as set forth in the reports and/or registration statements that the Company files with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time by the Board; and (v) any policies and determinations of the Board and provided in writing to the Adviser.

(c) The Adviser shall cause significant managerial assistance to be offered to the Company’s portfolio companies to the extent required by the 1940 Act.

(d) The Adviser may engage one or more investment advisers (each, a “Sub-Adviser”) which are registered under the Advisers Act to act as sub-advisers to provide the Company any of the services required to be performed by the Adviser under the Agreement, all as shall be set forth in a written contract (each, a “Sub-Advisory Agreement”) to which the Adviser and Sub-Adviser shall be parties, which Sub-Advisory Agreement shall be subject to approval by the vote of a majority of the members of the Board who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Adviser, any sub-adviser, or of the Company (each, a “Non-Interested Director”), cast in person at a meeting called for the purpose of voting on such approval and, to the extent required by the 1940 Act, by the vote of a majority of the outstanding voting securities of the Company and otherwise consistent with the terms of the 1940 Act. The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly to any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses payable to the Adviser under this Agreement.

(e) The Adviser will maintain all books and records with respect to the Company’s securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the administrator to the Company (the “Administrator”) under the administration agreement to be entered into by and between the Company and the Administrator concurrent herewith (the “Administration Agreement”)), or by the Company’s custodian or transfer agent and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law, subject to observance of its confidentiality obligations under this Agreement.

(f) The expenses incurred by the Adviser and its officers, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company. For avoidance of doubt, unless the Adviser elects to bear or waive any of the following costs (in its sole and absolute discretion), the Company shall bear all other costs and expenses of its operations and transactions, including, without limitation, those relating to:

(i) the organization of the Company;

(ii) calculating net asset value (including the cost and expenses of any independent valuation firm);

(iii) expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Company’s rights;

(iv) fees and expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Company’s investments and monitoring investments and portfolio companies on an ongoing basis;

(v) any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Company, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Company’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in
Annex A - 2

obtaining lines of credit, loan commitments, and letters of credit for the account of the Company and in making, carrying, funding and/or otherwise resolving investment guarantees);

(vi) offerings, sales, and repurchases of the Company’s common stock and other securities;

(vii) fees and expenses payable under any dealer manager and placement agent agreements, if any;

(viii) investment advisory fees payable under Section 6 of this Agreement;

(ix) administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and the Administrator, based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer, and their respective staffs);

(x) costs incurred in connection with investor relations, board of directors relations, and with preparing for and effectuating a listing of the Company’s securities on any securities exchange;

(xi) any applicable administrative agent fees or loan arranging fees incurred with respect to the Company’s portfolio investments by the Adviser, the Administrator or an affiliate thereof;

(xii) any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Company (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

(xiii) transfer agent, dividend agent and custodial fees and expenses;

(xiv) federal and state registration fees;

(xv) all costs of registration and listing the Company’s securities on any securities exchange;

(xvi) federal, state and local taxes;

(xvii) fees and expenses of the Non-Interested Directors, including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Non-Interested Directors;

(xviii) costs of preparing and filing reports or other documents required by the SEC or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Company’s activities and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Company and its activities;

(xix) costs of any reports, proxy statements or other notices to shareholders, including printing costs;

(xx) fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

(xxi) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;

(xxii) proxy voting expenses;

(xxiii) all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Company, including in connection with any dividend reinvestment plan or direct stock purchase plan;

(xxiv) costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes;

Annex A - 3

(xxv) the allocated costs incurred by the Adviser and/or the Administrator in providing managerial assistance to those portfolio companies that request it;

(xxvi) allocable fees and expenses associated with marketing efforts on behalf of the Company;

(xxvii) all fees, costs and expenses of any litigation involving the Company or its portfolio companies and the amount of any judgments or settlements paid in connection therewith, directors and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to Company’s affairs;
(xxviii) fees, costs and expenses of winding up and liquidating the Company’s assets; and

(xxix) all other expenses incurred by the Company or the Adviser in connection with administering the Company’s business.

(g) The Adviser is hereby authorized, on behalf of the Company and at the direction of the Board pursuant to delegated authority, to possess, transfer, mortgage, pledge or otherwise deal in, and exercise all rights, powers, privileges and other incidents of ownership or possession with respect to, the Company’s investments and other property and funds held or owned by the Company, including voting and providing consents and waivers with respect to the Company’s investments and exercising and enforcing rights with respect to any claims relating to the Company’s investments and other property and funds, including with respect to litigation, bankruptcy or other reorganization.

(h) The Adviser will not typically use a broker or dealer, but if a broker or dealer is required to effectuate a transaction on behalf of the Company, the Adviser will engage one as described below. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Company and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Company and its other clients and that the total commissions paid by the Company will be reasonable in relation to the benefits to the Company over the long term, subject to review by the Board from time to time with respect to the extent and continuation of such practice to determine whether the Company benefits, directly or indirectly, from such practice.

(i) The Adviser will provide to the Board such periodic and special reports as it may reasonably request.

3. Services Not Exclusive.

Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, whether or not the investment objectives or policies of any such other person, firm, or corporation are similar to those of the Company, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

4. Confidentiality.

The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including all “nonpublic personal information,” as defined under the Gramm-Leach-Bliley Act of 1999 (Public law 106-102, 113 Stat. 1138), shall be used by the other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party, except that such confidential information may be disclosed to an affiliate or agent of the disclosing party to be used for the sole purpose of providing the services set forth herein. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is requested by or required to be disclosed to any governmental or regulatory authority, including in connection with any required regulatory filings or examinations, by judicial or administrative process or otherwise by applicable law or regulation.
Annex A - 4

5. Expenses.

During the term of this Agreement, the Adviser will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and shall bear the costs of any salaries of any officers or directors of the Company who are affiliated persons (as defined in the 1940 Act) of the Adviser.

6. Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth
.
(a)The Management Fee will be payable quarterly in arrears and will commence with the initial drawdown from investors.
(i)Prior to such time as the Company’s common stock is listed on a national securities exchange (an “Exchange Listing”), or any listing of its securities on any other public trading market, the Management Fee will be calculated at an annual rate of 0.75% of average total assets (which excludes cash and cash equivalents and undrawn capital commitments, but includes assets financed using leverage) at the end of the two most recently completed calendar quarters.
(ii)For the first five quarters beginning with the calendar quarter in which an Exchange Listing is consummated, the base management fee will be calculated at an annual rate of 0.75% of average total assets (which excludes cash and cash equivalents, but includes assets financed using leverage) at the end of the two most recently completed calendar quarters, and thereafter, the base management fee will step up to 1.00% of average total assets (which excludes cash and cash equivalents, but includes assets financed using leverage) at the end of the two most recently completed calendar quarters.
(b)The Incentive Fee will be paid as follows:
(i)Prior to an Exchange Listing, or any listing of its securities on any other public trading market, the Company will pay no Incentive Fee to the Adviser.
(ii)For the first five quarters beginning with the calendar quarter in which an Exchange Listing is consummated, the Company will pay no Incentive Fee to the Adviser (the “Incentive Fee Waiver”). Following the expiration of the Incentive Fee Waiver, the Company will pay an Incentive Fee to the Adviser that will consist of two parts:
(A)The first part will be calculated and payable quarterly in arrears based on the Company’s Pre-Incentive Fee Net Investment Income (the “Income Incentive Fee”) in respect of the current calendar quarter and the eleven preceding calendar quarters (or, if fewer, the number of calendar quarters beginning with the calendar quarter in which the Exchange Listing is consummated) (the “Trailing Twelve Quarters”) and shall be payable promptly following the filing of the Company’s financial statements for such quarter.
(a)Pre-Incentive Fee Net Investment Income is defined as follows:
(i)Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the relevant calendar quarters, minus the Company’s operating expenses for the relevant calendar quarters (including the Management Fee, any expenses payable under the Administration Agreement, any interest expense and dividends paid on any outstanding preferred shares, but excluding the Incentive Fee) (“Pre-Incentive Fee Net Investment Income”). Pre-Incentive Fee Net Investment Income will include, in the case of investments with a deferred interest feature such as market
Annex A - 5

discount, debt instruments with PIK interest, preferred shares with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash. The Adviser is not under any obligation to reimburse the Company for any part of the Incentive Fee it received that was based on accrued interest that the Company never actually receives.
(ii)Pre-Incentive Fee Net Investment Income will not include any realized capital gains, realized capital losses or unrealized capital gains or losses
.
(iii)Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters will be compared to a “Hurdle Amount” equal to the product of (i) the “hurdle rate” of 1.50% per quarter (6% annualized) and (ii) the sum of the Company’s net assets (defined as total assets less senior securities constituting indebtedness and before taking into account any Incentive Fees payable during the period) at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The Hurdle Amount will be calculated after making appropriate adjustments to the Company’s net asset value at the beginning of each applicable calendar quarter for Company issuances (which shall include all issuances by the Company of shares of its common stock, including issuances pursuant to its dividend reinvestment plan) and distributions during the applicable calendar quarter. Subject to Section 6(b), the Income Fee will be based on the amount by which (x) the aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters exceeds (y) the Hurdle Amount in respect of the relevant Trailing Twelve Quarters. The Income Incentive Fee that will be paid to the Advisor in respect of a particular calendar quarter will equal the excess of the Income Incentive Fee as calculated pursuant to this Section 6(b) less the aggregate Income Incentive Fees that were paid to the Adviser in the preceding eleven calendar quarters (or, if fewer, the number of calendar quarters beginning with the calendar quarter in which the Exchange Listing is consummated) comprising the relevant Trailing Twelve Quarters.
(b)The Company will pay the Adviser the Income Incentive Fee in each calendar quarter as set forth below. These calculations will be adjusted for any share issuances or repurchases by the Company during the current quarter.
(i)No Incentive Fee in any calendar quarter in which the aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters does not exceed the Hurdle Amount in respect of the relevant Trailing Twelve Quarters;
(ii)100% of the Company’s aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Catch-Up Amount”) determined on a quarterly basis by multiplying 1.7647% by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The Catch-Up Amount is intended to provide the Adviser with an incentive fee of 15% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters reaches the Catch-Up Amount in respect of the relevant Trailing Twelve Quarters; and
(iii)For any calendar quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters exceeds the Catch-Up Amount, the Income Fee shall equal 15% of the amount of the Company’s aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters that exceeds the Catch-Up Amount.
Annex A - 6

(c)The Income Incentive Fee will be subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in respect of any calendar quarter is an amount equal to the difference between (x) 15% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the relevant Trailing Twelve Quarters and (y) the aggregate Income Incentive Fee that were paid to the Adviser by the Company in respect of the first eleven calendar quarters (or, if fewer, the number of calendar quarters beginning with the calendar quarter in which the Exchange Listing is consummated) included in the relevant Trailing Twelve Quarters.

For the purposes of this Section 6(b)(ii)(A)(c):

“Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters, beginning with the calendar quarter in which the Exchange Listing is consummated, means (x) the Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters less (y) any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no Income Incentive Fee to the Adviser in respect of that quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Income Incentive Fee that is payable to the Adviser for such quarter calculated as described above, the Company will pay an Income Incentive Fee to the Adviser equal to the Incentive Fee Cap in respect of such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Income Incentive Fee that is payable to the Adviser for such quarter calculated as described above, the Company will pay an Income Incentive Fee to the Adviser equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period, beginning with the calendar quarter in which the Exchange Listing is consummated, means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in respect of such period and (ii) aggregate capital gains, whether realized or unrealized, in respect of such period.

(B)The second part of the Incentive Fee is a capital gains Incentive Fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Agreement, as of the termination date), and equals 15.0% of the Company’s realized capital gains as of the end of the fiscal year following an Exchange Listing.
(a)At the end of the applicable year, the amount of capital gains that will serve as the basis for the calculation of the capital gains Incentive Fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, and less aggregate unrealized capital depreciation, with respect to the Company’s portfolio of investments. If this number is positive at the end of such year, then the capital gains Incentive Fee for such year equals 15.0% of such amount following an Exchange Listing, as applicable, less the aggregate amount of any capital gains Incentive Fees paid in respect of the Company’s portfolio in all prior years following an Exchange Listing.
(b)In determining the capital gains Incentive Fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses from the beginning of the calendar quarter in which the Exchange Listing is consummated, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio.

For purposes of this Section 6(b)(ii)(B):
(i)The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.
Annex A - 7

(ii)The cumulative aggregate realized capital losses are calculated as the sum of the differences, if negative, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

(iii)The accreted or amortized cost basis of an investment shall mean the accreted or amortized cost basis of such investment as reflected in the Company’s financial statements.
7. Indemnification.

The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith and shall not be responsible for any action of the Board in following or declining to follow any advice or recommendations of the Adviser. The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs, demands, charges, claims and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of any actions or omissions or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 7 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of fraud, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

8. Duration and Termination.

(a) This Agreement shall become effective as of the first date above written. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, (i) by the vote of a majority of the outstanding voting securities of the Company, (ii) by the vote of the Company’s Board, or (iii) by the Adviser. The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 6 through the date of termination or expiration.

(b) Unless earlier terminated pursuant to clause (a) above, this Agreement shall continue in effect for two years from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company, and (B) the vote of a majority of the Non-Interested Directors in accordance with the requirements of the 1940 Act.

(c) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

9. Notices.

Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

10. Amendment of this Agreement.

This Agreement may be amended by mutual consent of the parties, subject to the requirements of applicable law.
Annex A - 8

11. Use of Name.

The Adviser has consented to the use by the Company of “Nuveen” and “Churchill” in the name of the Company. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Company. Either of “Nuveen” or “Churchill” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Company to cease using either or both of “Nuveen” and/or “Churchill” in the name of the Company, if the Company ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser to the Company. If so required by the Adviser, the Company will cease using either or both of “Nuveen” and/or “Churchill” in its name as promptly as practicable and make all reasonable efforts to remove “Nuveen” and/or “Churchill” from its name.

12. Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the 1940 Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.

13. Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

14. Counterparts.

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[Remainder of Page Intentionally Left Blank]

Annex A - 9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

NUVEEN CHURCHILL DIRECT LENDING CORP.

By:

Name:     John D. McCally
Title:     Chief Compliance Officer, Vice President
                            and Secretary

CHURCHILL DLC ADVISORS LLC

By:

Name:     John D. McCally
Title:     Senior Managing Director

Annex A - 10

Annex B

Examples of Calculation of the Income Incentive Fee based on Income Assumptions

Prior to an Exchange Listing

No Income Incentive Fee is payable prior to an Exchange Listing.

Following an Exchange Listing Giving Effect to the Amended Advisory Agreement

Examples of how the Income Incentive Fee would be calculated, not giving effect to the fee waiver contemplated by the Amended Advisory Agreement:

Example 1—Three Quarters under the Amended Advisory Agreement in which Pre-Incentive Fee Net Investment Income Exceeds the Hurdle Amount and Catch-up Amount

Assumptions

Stable net asset value (NAV) of $100 million across all quarters

Investment income for each of the quarters (including interest, dividends, fees, etc.) = 4.40250%
Hurdle rate1 = 1.5%
Management fee2 = 0.25%
Other expenses (legal, accounting, custodian, transfer agent, etc.)3 = 0.15250%
Pre-incentive fee net investment income for each quarter
(investment income−(management fee + other expenses)) = 4.0000%

Realized capital gains of 1% each quarter

Assumes no other quarters in the applicable Trailing Twelve Quarters

Incentive fee for first quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $4,000,000

Hurdle Amount = Q1 NAV × 1.5% = $100,000,000 × 0.015 = $1,500,000

Excess Income Amount = pre-incentive fee net investment income during the relevant Trailing Twelve Quarters−Hurdle Amount = $4,000,000−$1,500,000 = $2,500,000

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $1,500,000 (the Hurdle Amount) but less than 1.7647% × Q1 NAV, or $1,764,700. This Catch-up Fee Amount equals $264,700

Post Catch-up Fee Amount = 15% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.15 × ($4,000,000−$1,764,700) = $335,295

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment =$599,995

No income incentive fee previously paid during the Trailing Twelve Quarters Incentive Fee Cap = 15% of Cumulative Net      Return during the relevant Trailing Twelve Quarters

Cumulative Net Return = pre-incentive fee net investment income during the relevant Trailing Twelve Quarters−Net Capital         Loss in respect of the relevant Trailing Twelve Quarters

No Net Capital Loss

Therefore Incentive Fee Cap = 15% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

Incentive fee for second quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $4,000,000 + $4,000,000 = $8,000,000

Hurdle Amount = (Q1 NAV + Q2 NAV) × 1.5% = $200,000,000 × 0.015 = $3,000,000

Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1 and Q2)−Hurdle Amount = $8,000,000−$3,000,000 = $5,000,000
1 Represents 6% annualized hurdle rate.
2 Represents 1.00% annualized management fee.
3 Excludes organizational and offering expenses.
Annex B - 1

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $3,000,000 (the Hurdle Amount) but less than 1.7647% × (Q1 NAV + Q2 NAV), or $3,529,400. This Catch-up Fee Amount equals $529,400

Post Catch-up Fee Amount = 15% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.15 × ($8,000,000−$3,529,400) = $670,590

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $1,199,990

$599,995 income incentive fee previously paid during the Trailing Twelve Quarters

Total income incentive fee payment for Q2 = income incentive fee payment−amount previously paid = $599,995

Incentive Fee Cap = 15% of Cumulative Net Return during the relevant Trailing Twelve Quarters Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters−Net Capital Loss in respect of the relevant Trailing Twelve Quarters

No Net Capital Loss

Therefore Incentive Fee Cap = 15% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

Incentive fee for third quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $4,000,000 + $4,000,000 + $4,000,000 = $12,000,000

Hurdle Amount = (Q1 NAV + Q2 NAV + Q3 NAV) × 1.5% = $300,000,000 × 0.015 = $4,500,000

Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1, Q2 and Q3)−Hurdle Amount = $12,000,000−$4,500,000 = $7,500,000

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $4,500,000 (the Hurdle Amount) but less than 1.7647% × (Q1 NAV + Q2 NAV + Q3 NAV), or $5,294,100. This Catch-up Fee Amount equals $794,100

Post Catch-up Fee Amount = 15% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.15 × ($12,000,000−$5,294,100) = $1,005,885

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $1,799,985

$1,199,990 income incentive fee previously paid during the Trailing Twelve Quarters

Total income incentive fee payment for Q3 = income incentive fee payment−amount previously paid = $599,995

Incentive Fee Cap = 15% of Cumulative Net Return during the relevant Trailing Twelve Quarters

Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters−Net Capital Loss in respect of the relevant Trailing Twelve Quarters

No Net Capital Loss

Therefore Incentive Fee Cap = 15% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

Example 2—Three Quarters under the Amended Advisory Agreement, in which Pre-Incentive Fee Net Investment Income does not meet the Hurdle Amount for one Quarter

Assumptions

Stable NAV of $100 million across all quarters

Investment income for Q1 (including interest, dividends, fees, etc.) = 0.40250%

Investment income for Q2 (including interest, dividends, fees, etc.) = 3.90250%

Investment income for Q3 (including interest, dividends, fees, etc.) = 4.90250%

Hurdle rate = 1.5%

Management fee = 0.25%

Annex B - 2

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.15250% for each quarter

Pre-incentive fee net investment income for Q1 (investment income − (management fee + other expenses)) = 0.0000%

Pre-incentive fee net investment income for Q2 (investment income − (management fee + other expenses)) = 3.5000%

Pre-incentive fee net investment income for Q3 (investment income − (management fee + other expenses)) = 4.5000%

Realized capital gains of 1% each quarter

Assumes no other quarters in the applicable Trailing Twelve Quarters

Incentive fee for first quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $0

Hurdle Amount = Q1 NAV × 1.5% = $100,000,000 × 0.015 = $1,500,000

Aggregate pre-incentive fee net investment income < Hurdle Amount. Therefore, no income incentive fee is payable for the quarter

Incentive fee for second quarter

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = $0 + $3,500,000 = $3,500,000

Hurdle Amount = (Q1 NAV + Q2 NAV) × 1.5% = $200,000,000 × 0.015 = $3,000,000

Excess Income Amount = (aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1 and Q2))−Hurdle Amount− $3,500,000−$3,000,000 = $500,000

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $3,000,000 (the Hurdle Amount) but less than 1.7647% × (Q1 NAV + Q2 NAV), or $3,529,400. This Catch-up Fee Amount equals $3,500,000−$3,000,000, or $500,000

Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters < the Catch-up Amount

Income incentive fee payment = $500,000

$0 income incentive fee previously paid during the Trailing Twelve Quarters

Total income incentive fee payment for Q2 = income incentive fee payment−amount previously paid = $500,000

Incentive Fee Cap = 15% of Cumulative Net Return during the relevant Trailing Twelve Quarters Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters−Net Capital Loss in respect of the Trailing Twelve Quarters

No Net Capital Loss

Therefore Incentive Fee Cap = 15% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

Incentive fee for third quarter

Aggregate pre-incentive fee net investment income = $0 + $3,500,000 + $4,500,000 = $8,000,000

Hurdle Amount = (Q1 NAV + Q2 NAV +Q3 NAV) × 1.5% = $300,000,000 × 0.015 = $4,500,000

Excess Income Amount = (aggregate pre-incentive fee net investment income for Q1, Q2 and Q3)—Hurdle Amount = $8,000,000—$4,500,000 = $3,500,000

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $4,500,000 (the Hurdle Amount) but less than 1.7647% × (Q1 NAV + Q2 NAV + Q3 NAV), or $5,294,100. This Catch-up Fee Amount equals $794,100

Post Catch-up Fee Amount = 15% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.15 × ($8,000,000—$5,294,100) = $405,885

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $1,199,985

$500,000 income incentive fee previously paid during the Trailing Twelve Quarters

Annex B - 3

Total income incentive fee payment for Q3 = income incentive fee payment—amount previously paid = $699,985

Incentive Fee Cap = 15% of Cumulative Net Return during the relevant Trailing Twelve Quarters

Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters—Net Capital Loss in respect of the Trailing Twelve Quarters

No Net Capital Loss

Therefore Incentive Fee Cap = 15% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

Example 3—Three Quarters under the Amended Advisory Agreement in which Pre-Incentive Fee Net Investment Income Exceeds the Hurdle Rate with Net Capital Losses

Assumptions

Stable NAV of $100 million across all quarters

Investment income for each of the quarters (including interest, dividends, fees, etc.) =4.40250%

Hurdle rate =1.5%

Management fee = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.1525%

Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 4.0000%

Unrealized capital losses of 1% each of Q1 and Q2 and a 3% unrealized capital loss in Q3

Assumes no other quarters in the applicable Trailing Twelve Quarters

Incentive fee for first quarter

Aggregate pre-incentive fee net investment income = $4,000,000

Hurdle Amount = Q1 NAV × 1.5% = $100,000,000 × 0.015 = $1,500,000

Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters—Hurdle Amount = $4,000,000—$1,500,000 = $2,500,000

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $1,500,000 (the Hurdle Amount) but less than 1.7647% × Q1 NAV, or $1,764,700. This Catch-up Fee Amount equals $264,700

Post Catch-up Fee Amount = 15% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.15 × ($4,000,000—$1,764,700) = $335,295

Catch-Up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $599,995

No income incentive fee previously paid during the Trailing Twelve Quarters

Incentive Fee Cap = 15% of Cumulative Net Return during the Trailing Twelve Quarters Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters — Net Capital Loss during the relevant Trailing Twelve Quarters

Net Capital Loss = $1,000,000

Cumulative Net Return = $4,000,000 — $1,000,000 = $3,000,000

Therefore Incentive Fee Cap = 15% × $3,000,000 = $450,000. Since the Incentive Fee Cap ($450,000) is less than the income incentive fee ($599,995), the Incentive Fee Cap is applied and a $450,000 income incentive fee is paid for the quarter

Incentive fee for second quarter

Aggregate pre-incentive fee net investment income = $4,000,000 + $4,000,000 = $8,000,000

Hurdle Amount = (Q1 NAV + Q2 NAV) × 1.5% = $200,000,000 × 0.015 = $3,000,000

Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1 and Q2)—Hurdle Amount = $8,000,000—$3,000,000 = $5,000,000

Annex B - 4

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $3,000,000 (the Hurdle Amount) but less than 1.7647% × (Q1 NAV + Q2 NAV), or $3,529,400. This Catch-up Fee Amount equals $529,400

Post Catch-up Fee Amount = 15% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.15 × ($8,000,000—$3,529,400) = $670,590

Catch-Up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $1,199,990

$450,000 income incentive fee previously paid during the Trailing Twelve Quarters

Total income incentive fee payment for Q2 = income incentive fee payment—amount previously paid = $749,990

Incentive Fee Cap = 15% of Cumulative Net Return for the Trailing Twelve Quarters—income incentive fees previously paid for the Trailing Twelve Quarters Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters—Net Capital Loss in respect of the Trailing Twelve Quarters Net Capital Loss = $2,000,000

Cumulative Net Return = $8,000,000—$2,000,000 = $6,000,000

Therefore Incentive Fee Cap = (15% × $6,000,000)—$450,000 = $450,000. Since the Incentive Fee Cap ($450,000) is less than the income incentive fee ($749,990), the Incentive Fee Cap is applied and a $450,000 income incentive fee is paid for the quarter

Incentive fee for third quarter

Aggregate pre-incentive fee net investment income = $4,000,000 + $4,000,000 +$4,000,000 = $12,000,000

Hurdle Amount = (Q1 NAV + Q2 NAV + Q3 NAV) × 1.5% = $300,000,000 × 0.015 = $4,500,000

Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1, Q2 and Q3)—Hurdle Amount = $12,000,000—$4,500,000 = $7,500,000

Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than $4,500,000 (the Hurdle Amount) but less than 1.7647% × (Q1 NAV + Q2 NAV + Q3 NAV), or $5,294,100. This Catch-up Fee Amount equals $794,100

Post Catch-up Fee Amount = 15% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.15 × ($12,000,000—$5,294,100) = $1,005,885

Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment = $1,799,985

$900,000 income incentive fee previously paid during the Trailing Twelve Quarters

Total income incentive fee payment for Q3 = income incentive fee payment—amount previously paid = $899,985

Incentive Fee Cap = 15% of Cumulative Net Return for the Trailing Twelve Quarters—income incentive fees previously paid for the Trailing Twelve Quarters Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters—Net Capital Loss in respect of the Trailing Twelve Quarters

Net Capital Loss = $5,000,000

Cumulative Net Return = $12,000,000—$5,000,000 = $7,000,000

Therefore Incentive Fee Cap = (15% × $7,000,000) — $1,050,000 previously paid during the Trailing Twelve Quarters = $150,000. Since the Incentive Fee Cap ($150,000) is less than the income incentive fee ($899,985), the Incentive Fee Cap is applied and a $150,000 income incentive fee is paid for the quarter

Annex B - 5

Annex C
INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT made this ____ day of _______, 20___ (this “Agreement”), by and among CHURCHILL DLC ADVISORS LLC, a Delaware limited liability company (the “Adviser”), CHURCHILL ASSET MANAGEMENT LLC, a Delaware limited liability company (“Churchill”), and NUVEEN ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, each of the Adviser, Churchill and the Sub-Adviser are investment advisers that are registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services;

WHEREAS, the Adviser has been retained to serve as the investment adviser to Nuveen Churchill Direct Lending Corp., a Maryland corporation (the “Company”), that operates as a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Adviser is responsible for the overall management of the Company’s activities pursuant to the investment advisory agreement, dated December 31, 2019, by and the between the Company and the Adviser (the “Advisory Agreement), pursuant to which the Adviser may engage one or more investment advisers that are registered under the Advisers Act to act as sub-advisers;

WHEREAS, the Adviser has engaged Churchill to serve as a sub-adviser to the Company and has delegated substantially all of its day-to-day portfolio-management obligations as set forth in the Advisory Agreement to Churchill pursuant to a sub-advisory agreement (as amended and restated from time to time, the “Sub-Advisory Agreement”);

WHEREAS, the Adviser and Churchill desire to engage the Sub-Adviser to manage certain of the Company’s liquid investments, which will be comprised of a portfolio of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”), subject to the terms and conditions set forth in this Agreement, and the Sub-Adviser is willing to render such services and manage the Liquid Investments, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1. Duties of the Sub-Adviser.

(a) Retention of Sub-Adviser. The Adviser and Churchill hereby engage the Sub-Adviser to manage certain of the Liquid Investment strategy of the Company, from time to time, subject to the terms set forth herein and subject to the direction and supervision of Churchill and the supervision of the Board.

(b) Responsibilities of Sub-Adviser. If Churchill wishes for the Sub-Adviser to place orders for the purchase and sale of securities relating to the Liquid Investment strategy for the Company pursuant to this Agreement, Churchill will, in its discretion, notify and instruct the Sub-Adviser on the parameters in accordance with which the Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place such orders for the purchase and sale of securities relating to the Liquid Investment strategy for the Company, all on behalf of Churchill. Such notice will include, but not be limited to, the parameters of the Company’s investment guidelines relating to its Liquid Investment strategy, the maximum amount to be invested, and any other limitation of the purchase and sale of securities relating to the Liquid Investment strategy. For the avoidance of any doubt, the percentage of the Company’s portfolio allocated to the Liquid Investment strategy will be managed by, and be at the sole discretion of, Churchill, which may be increased or decreased from time to time.

(c) Acceptance of Engagement. The Sub-Adviser hereby agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein. The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Company’s investment objectives, policies and restrictions set forth in the Company’s registration statement on Form 10 any further registration statement or prospectus, or reports filed with the U.S. Securities and Exchange Commission (“SEC”), (ii) such policies, directives, regulatory restrictions and compliance policies as Churchill will, from time to time, establish or issue and communicate to the Sub-Adviser in writing; and (iii) applicable law and related regulations.

(d) Independent Contractor Status. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Adviser, Churchill or the Company in any way or otherwise be deemed an agent of the Adviser, Churchill or the Company.

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(e) Brokerage Commissions. Subject to any directive from Churchill, the Sub-Adviser will place orders with any broker or dealer in connection with making investments for the Company, on Churchill’s behalf hereunder. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Company and other clients of the Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Company and its other clients and that the total commissions paid by the Company will be reasonable in relation to the benefits to the Company over the long term, subject to review by the Board from time to time with respect to the extent and continuation of such practice to determine whether the Company benefits, directly or indirectly, from such practice.

(f) Voting of Proxies. The Adviser and Churchill delegate to the Sub-Adviser discretionary authority of the Adviser to exercise voting rights with respect to the Liquid Investments that it manages (the “Sub-Adviser Assets”) and authorizes the Sub-Adviser to delegate further such discretionary authority to a designee identified in a notice given to the Company, the Adviser and Churchill. The Sub-Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities and other investments in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, Churchill, the Adviser or the Company or take any action with respect thereto. Such authorization shall include the ability to exercise authority with regard to corporate actions affecting investments in the Sub-Adviser Assets.

The Sub-Adviser has established a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Sub-Adviser will provide Churchill, or its designee, a copy of such procedure and establish a process for the timely distribution of the Sub-Adviser’s voting record with respect to the Company’s securities and other information necessary for the Company to complete information required by SEC filings under the 1940 Act, the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, and the Sarbanes-Oxley Act of 2002, as amended, respectively.

(g) Power and Authority. To facilitate the Sub-Adviser’s performance of its responsibilities, but subject to the restrictions contained herein and the directive of Churchill as set forth in Section 1(b), the Adviser and Churchill, on behalf of the Company, hereby delegates to the Sub-Adviser, and the Sub-Adviser hereby accepts, the power and authority to act on behalf of the Company to effectuate investment decisions for the Company relating to certain of its Liquid Investment, including the execution and delivery of all documents relating to the Liquid Investments, the placing of orders for other purchase or sale transactions on behalf of the Company relating to the Liquid Investment strategy and the transfer of cash and other assets to facilitate the arrangement of the Liquid Investments. If the Sub-Adviser deems it necessary or advisable to make, through a special purpose vehicle, any Liquid Investment it is permitted hereunder to make on behalf of the Company, then the Sub-Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make such investment through such special purpose vehicle. The Adviser and Churchill, on behalf of the Company, but subject to the restrictions contained herein, also grant to the Sub-Adviser the power and authority to engage in all activities and transactions (and anything incidental thereto) that the Sub-Adviser reasonably deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement or otherwise not in conflict with the Company’s Articles of Amendment (as amended from time to time) and the Company’s Bylaws. Any such actions taken by the Sub-Adviser on behalf of the Company shall be in the name of the Company.

2. Expenses.

(a) During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Sub-Adviser, at its sole expense, shall employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement; provided however, that the Sub-Adviser may not sub-contract or assign its duties under this Agreement to third-parties. In addition, the Company or Churchill, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser in connection with services provided by the Sub-Adviser outside of the scope of this Agreement, specifically at the request of and on behalf of the Company, the Adviser or Churchill. In such instances, the Sub-Adviser shall keep and supply to the Company, the Adviser and/or Churchill, as applicable, reasonable records of all such expenses. For the avoidance of doubt, unless the Sub-Adviser elects to bear or waive any of the following costs (in its sole and absolute discretion), the Company shall bear all other costs and expenses of its operations and transactions, including, without limitation, those relating to:

(i) the organization of the Company;
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(ii) calculating net asset value (including the cost and expenses of any independent valuation firm);

(iii) expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, Churchill, the Sub-Adviser, or members of their investment teams, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Company’s rights;

(iv) fees and expenses incurred by the Adviser, Churchill, the Sub-Adviser, the Administrator (as defined herein) or an affiliate thereof, payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Company’s investments and monitoring investments and portfolio companies on an ongoing basis;

(v) any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Company, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Company’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the account of the Company and in making, carrying, funding and/or otherwise resolving investment guarantees);

(vi) offerings, sales, and repurchases of the Company’s common stock and other securities;

(vii) fees and expenses payable under any dealer manager and placement agent agreements, if any;

(viii) investment advisory fees payable under Section 6 of the Advisory Agreement;

(ix) administration fees and expenses, if any, payable under the Administration Agreement, by and between the Company and Churchill BDC Administration LLC (f/k/a Nuveen Churchill Administration LLC) (the “Administrator”), dated December 31, 2019 (the “Administration Agreement”), (including payments under the Administration Agreement between the Company and the Administrator, based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer, and their respective staffs);

(x) costs incurred in connection with investor relations, board of directors relations, and with preparing for and effectuating a listing of the Company’s securities on any securities exchange;

(xii) any applicable administrative agent fees or loan arranging fees incurred with respect to the Company’s portfolio investments by the Adviser, Churchill the Sub-Adviser, the Administrator or an affiliate thereof;

(xii) any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Company (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

(xiii) transfer agent, dividend agent and custodial fees and expenses;

(xiv) federal and state registration fees;

(xv) all costs of registration and listing the Company’s securities on any securities exchange;

(xvi) federal, state and local taxes;

(xvii) fees and expenses of the members of the Company’s Board of Directors (the “Board”) who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Adviser, Churchill, the Sub-Adviser or of the Company (each, a “Non-Interested Director”), including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Non-Interested Directors;
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(xviii) costs of preparing and filing reports or other documents required by the SEC or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Company’s activities and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Company and its activities;

(xix) costs of any reports, proxy statements or other notices to shareholders, including printing costs;

(xx) fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

(xxi) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;

(xxii) proxy voting expenses;

(xxiii) all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Company, including in connection with any dividend reinvestment plan or direct stock purchase plan;

(xxiv) costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes;

(xxv). the allocated costs incurred by the Adviser, Churchill, the Sub-Adviser and/or the Administrator in providing managerial assistance to those portfolio companies that request it;

(xxvi) allocable fees and expenses associated with marketing efforts on behalf of the Company;

(xxvii) all fees, costs and expenses of any litigation involving the Company or its portfolio companies and the amount of any judgments or settlements paid in connection therewith, directors and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to Company’s affairs;

(xxviii) fees, costs and expenses of winding up and liquidating the Company’s assets; and

(xxix) all other expenses incurred by the Company, Churchill or the Sub-Adviser in connection with administering the Company’s business.

(b) Any requests for reimbursement of expenses incurred by the Sub-Adviser reimbursable consistent with clause (a)(i)-(xxviii) above must be made in writing delivered to the Company with a copy to Churchill. In such instances, the Sub-Adviser shall keep and supply to the Company and Churchill reasonable records of all such expenses.

3. Compensation.

For the services provided and the expenses assumed pursuant to this Agreement, the Adviser hereby directs Churchill to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, payable monthly in arrears, 0.375% of the daily weighted average principal amount of the Liquid Investments managed by the Sub-Adviser pursuant to this Agreement.

4. Liability and Indemnification.

(a) The duties of the Sub-Adviser shall be confined to those expressly set forth herein. The Sub-Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Sub-Adviser) shall not be liable for any action taken or omitted to be taken by the Sub-Adviser or such other person in connection with the performance of any of its duties or obligations hereunder, except to the extent resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. As used in this Section 7(a), the term “Sub-Adviser” shall include, without limitation,
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the Sub-Adviser’s affiliates and the Sub-Adviser’s and its affiliates’ respective partners, shareholders, directors, members, principals, officers, employees and other agents of the Sub-Adviser.
(b) (i) Except as set forth in clause (ii), Churchill shall indemnify the Sub-Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Sub-Adviser) (collectively, the “Indemnified Parties”), for any liability, losses, damages, costs and expenses, including reasonable attorneys’ fees and amounts reasonably paid in settlement (“Losses”), howsoever arising from, or in connection with, the Sub-Adviser’s performance of its obligations under this Agreement and (ii) Churchill shall indemnify the Indemnified Parties for any Losses arising from, or in connection with, Churchill’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of the performance of its obligations under this Agreement or the Sub-Advisory Agreement; provided, however, that in the case of clauses (i) and (ii) the Sub-Adviser shall not be indemnified for any Losses that may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

5. Confidentiality

The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including all “nonpublic personal information,” as defined under the Gramm-Leach-Bliley Act of 1999 (Public law 106-102, 113 Stat. 1138), shall be used by the other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party, except that such confidential information may be disclosed to an affiliate or agent of the disclosing party to be used for the sole purpose of providing the services set forth herein. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is requested by or required to be disclosed to any governmental or regulatory authority, including in connection with any required regulatory filings or examinations, by judicial or administrative process or otherwise by applicable law or regulation.

6. Responsibility of Dual Directors, Officers and/or Employees

If any person who is a director, officer, equityholder or employee of the Sub-Adviser or its affiliates is or becomes a director, officer, equityholder and/or employee of the Company and acts as such in any business of the Company, then such director, officer, equityholder and/or employee of the Sub-Adviser or its affiliates shall be deemed to be acting in such capacity solely for the Company, and not as a director, officer, equityholder or employee of the Sub-Adviser or its affiliates or under the control or direction of the Sub-Adviser or its affiliates, even if paid by the Sub-Adviser.

7. Duration and Termination of Agreement.

(a) This Agreement shall become effective as of the date first written above (the “Effective Date”). This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by (i) the Adviser or Churchill, if the Board or a “majority of the outstanding voting securities” (as such term is defined in Section 2(a)(42) of the 1940 Act) of the Company determines that this Agreement should be terminated, or (ii) the Sub-Adviser. The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Sub-Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Sub-Adviser shall be entitled to any amounts owed under Section 6 through the date of termination or expiration.

(b) Unless earlier terminated pursuant to clause (a) above, this Agreement shall continue in effect for two years from the Effective Date and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Non-Interested Directors in accordance with the requirements of the 1940 Act.

(c) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

8. Services Not Exclusive.

Nothing in this Agreement shall prevent the Sub-Adviser or any member, manager, officer, employee, agent or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its
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members, managers, officers, employees, agents or other affiliates from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting. For the avoidance of doubt, the Adviser, Churchill and the Sub-Adviser (or either of their respective affiliates) may enter into one or more agreements pursuant to which the Sub-Adviser and/or its affiliates and their personnel may be restricted in their investment management activities. The Sub-Adviser or any member, manager, officer, employee, agent or other affiliate thereof may allocate their time between advising the Company and managing other investment activities and business activities in which they may be involved.

9. Notices.

Any notices and other writings contemplated by this Agreement shall be delivered to the other party by (i) first class postage prepaid, (ii) a nationally recognized overnight courier or (iii) electronic mail. All such notices shall be addressed, as follows:

If to the Adviser or Churchill: Churchill Asset Management LLC
8500 Andrew Carnegie Blvd
Charlotte, NC 28262
Attn: John McCally, General Counsel
             Email: john.mccally@churchillam.com

If to the Sub-Adviser: Nuveen Asset Management, LLC
8500 Andrew Carnegie Blvd
Charlotte, NC 28262
Attn: Jennifer Johnson, Associate General Counsel
Email: jennifer.johnson@nuveen.com

If to the Company: Nuveen Churchill Direct Lending Corp.
375 Park Avenue, 9th Floor
New York, NY 10152
Attn: Marissa Short, Controller
Email: marissa.short@churchillam.com

10. Amendments of this Agreement.

This Agreement may be amended by mutual consent of the parties, subject to the requirements of applicable law.

11. Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the 1940 Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.

12. Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

13. Counterparts.

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

CHURCHILL DLC ADVISORS LLC

By:

Name: John D. McCally
Title: Senior Managing Director

CHURCHILL ASSET MANAGEMENT LLC

By:

Name: John D. McCally
Title: Senior Managing Director

NUVEEN ASSET MANAGEMENT, LLC

By:

Name: John D. McCally
Title: Senior Managing Director

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ! !! ! !! For Against Abstain V26047-TBD NUVEEN CHURCHILL DIRECT LENDING CORP. NUVEEN CHURCHILL DIRECT LENDING CORP. 375 PARK AVENUE, 9TH FLOOR NEW YORK, NY 10152 To conduct such other business as may properly come before the Special Meeting or any adjournment thereof. 1. To approve an amended and restated investment advisory agreement by and between Nuveen Churchill Direct Lending Corp. (the "Company") and Churchill DLC Advisor LLC (f/k/a Nuveen Churchill Advisors LLC) (the “Adviser”). 2. To approve an investment sub-advisory agreement by and among the Adviser, Churchi l l Asset Management LLC and Nuveen Asset Management, LLC, acting through its leveraged finance division, to manage certain of the Company’s liquid investments. 3. To approve a proposal to authorize the Company, subject to the approval of the Company's board of directors, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in the proxy statement. The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! !! VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or Special Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - Go to www.virtualshareholdermeeting.com/CHURCHILL2023SM Stockholders as of the record date may attend the Special Meeting via the Internet and vote during the Special Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or Special Meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of the Special Meeting and the Proxy Statement are available at www.proxyvote.com. PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION V26048-TBD This Proxy is Solicited on Behalf of the Board of Directors of Nuveen Churchill Direct Lending Corp. for the Special Meeting of Shareholders December 14, 2023 at 2:30 PM Eastern Time The undersigned shareholder of Nuveen Churchill Direct Lending Corp. (the "Company") acknowledges receipt of the Notice of Special Meeting of Shareholders of the Company (the "Special Meeting") and hereby appoints Kenneth Kencel, Shaul Vichness and John McCally, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting to be held on December 14, 2023 at 2:30 PM ET, at www.virtualshareholdermeeting.com/CHURCHILL2023SM, and any adjournment or postponement thereof. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR each of the proposals in accordance with the recommendation of the Company's board of directors and in the discretion of the proxies with respect to any other matters that may properly come before the Special Meeting. Continued and to be signed on reverse side